UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2024

Huntington Bancshares Incorporated

(Exact Name of Registrant as Specified in its Charter)

Maryland	1-34073	31-0724920
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

Registrant’s address: 41 South High Street, Columbus, Ohio 43287

Registrant’s telephone number, including area code: (614) 480-2265

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading Symbol(s)	Name of exchange on which registered

Depositary Shares (each representing a 1/40th interest in a share of 4.500% Series H Non-Cumulative, perpetual preferred stock)	HBANP	NASDAQ

Depositary Shares (each representing a 1/1000th interest in a share of 5.70% Series I Non-Cumulative, perpetual preferred stock)	HBANM	NASDAQ

Depositary Shares (each representing a 1/40th interest in a share of 6.875% Series J Non-Cumulative, perpetual preferred stock)	HBANL	NASDAQ

Common Stock-Par Value $0.01 per Share	HBAN	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§24012b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On November 18, 2024, Huntington Bancshares Incorporated (the “Company”) issued and sold $1,150,000,000 aggregate principal amount of its 5.272% Fixed-to-Floating Rate Senior Notes due 2031 (the “Senior Notes”) and $600,000,000 aggregate principal amount of its 6.141% Fixed-to-Fixed Rate Subordinated Notes due 2039 (the “Subordinated Notes” and together with the Senior Notes, the “Notes”). The Senior Notes were issued pursuant to a Senior Debt Securities Indenture, dated as of December 29, 2005, between the Company and The Bank of New York Mellon Trust Company, N.A. (the “Trustee”), as amended and supplemented by a Fifth Supplemental Indenture, dated as of August 21, 2023, between the Company and the Trustee (the “Fifth Supplemental Indenture”) and by an Eighth Supplemental Indenture, dated as of November 18, 2024, between the Company and the Trustee (the “Eighth Supplemental Indenture”). The Subordinated Notes were issued pursuant to a Subordinated Debt Securities Indenture, dated as of December 29, 2005, between the Company and the Trustee, as supplemented by a Third Supplemental Indenture, dated as of November 18, 2024, between the Company and the Trustee (the “Third Supplemental Indenture”). The Notes were sold pursuant to an underwriting agreement (the “Underwriting Agreement”), dated as of November 12, 2024, by and among the Company and, on behalf of themselves and the several underwriters named therein, Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Huntington Securities, Inc., RBC Capital Markets, LLC and UBS Securities LLC.

The Fifth Supplemental Indenture, Eighth Supplemental Indenture, Third Supplemental Indenture, form of the Senior Notes and form of the Subordinated Notes are attached to this Current Report on Form 8-K as Exhibit 4.1, Exhibit 4.2, Exhibit 4.3, Exhibit 4.4 and Exhibit 4.5, respectively, and are incorporated into this Item 8.01 by reference. The Underwriting Agreement, the Fifth Supplemental Indenture, the Eighth Supplemental Indenture, the Third Supplemental Indenture and the Notes are more fully described in a prospectus supplement, dated November 12, 2024, filed with the U.S. Securities and Exchange Commission (the “Commission”) on November 14, 2024, to the accompanying prospectus filed with the Commission on March 14, 2022, as part of the Company’s Registration Statement on Form S-3ASR (File No. 333-263546).

The foregoing descriptions of the Fifth Supplemental Indenture, the Eighth Supplemental Indenture, the Third Supplemental Indenture, the Senior Notes and the Subordinated Notes do not purport to be complete and are qualified in their entirety by reference to Exhibit 4.1, Exhibit 4.2, Exhibit 4.3, Exhibit 4.4 and Exhibit 4.5, respectively.

This Current Report on Form 8-K is being filed, in part, for the purpose of filing the documents in connection with the issuance of the Notes and such exhibits are hereby incorporated into the Company’s Registration Statement on Form S-3ASR (File No. 333-263546).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Fifth Supplemental Indenture, dated August 21, 2023, between Huntington Bancshares Incorporated and The Bank of New York Mellon Trust Company, N.A., as trustee (incorporated herein by reference to Exhibit 4.1 to Huntington Bancshares Incorporated’s Current Report on Form 8-K filed on August 21, 2023)

4.2	Eighth Supplemental Indenture, dated November 18, 2024, between Huntington Bancshares Incorporated and The Bank of New York Mellon Trust Company, N.A., as trustee

4.3	Third Supplemental Indenture, dated November 18, 2024, between Huntington Bancshares Incorporated and The Bank of New York Mellon Trust Company, N.A., as trustee

4.4	Form of 5.272% Fixed-to-Floating Rate Senior Notes due 2031 (included in Exhibit 4.2)

4.5	Form of 6.141% Fixed-to-Fixed Rate Subordinated Notes due 2039 (included in Exhibit 4.3)

5.1	Opinion of Venable LLP

5.2	Opinion of Wachtell, Lipton, Rosen & Katz

23.1	Consent of Venable LLP (included in Exhibit 5.1)

23.2	Consent of Wachtell, Lipton, Rosen & Katz (included in Exhibit 5.2)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTINGTON BANCSHARES INCORPORATED

Date: November 18, 2024	By:	/s/ Marcy Hingst
Marcy Hingst
General Counsel